Exhibit 10.4(b)

Microsoft European Operations Centre	Tel: +353 1 295 3826
The Atrium Building, Block B	Fax: +353 1 706 4110
Carmanhall Road
Sandyford Industrial Estate
Dublin 18
Ireland

MICROSOFT EMEA

ENTERPRISE SOFTWARE ADVISOR AGREEMENT

FISCAL YEAR 2005 H2

AMENDMENT

The Microsoft EMEA Enterprise Software Advisor (“ESA”) Agreement for fiscal year 2005 H2, entered into by and between Microsoft Ireland Operations Limited and Software Spectrum GmbH, a German GmbH located at Gutenbergstr. I, D-85737 Ismaning – Germany, is hereby amended as follows:

1.	Section 2.1 is hereby amended and restated in its entirety to read as follows:

“Company Claims” means any third-party claim or allegation against us arising out of or in connection with any default, breach or alleged breach of your obligations, promises, representations, warranties or agreements relating to the Agreement, or any act or omission of yours relating to your role as an Enterprise Software Advisor under the Agreement.

2.	Section 6.1 is hereby amended and restated in its entirety to read as follows:

Limitation of Liability. NEITHER PARTY SHALL BE LIABLE FOR ANY LOSS, DAMAGE, OR INJURY ARISING OUT OF THIS AGREEMENT (INCLUDING CLAIMS FOR BUSINESS PROFITS, BUSINESS INTERRUPTION, OR LOSS OF BUSINESS INFORMATION) WHETHER SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL AND WHETHER OR NOT CAUSED BY NEGLIGENCE OR THAT OF EITHER PARTY’S EMPLOYEES OR AGENTS, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION DOES NOT APPLY TO SECTION 7.

3.	The last sentence of Section 6.3 is hereby amended and restated in its entirety to read as follows:

If we terminate a given customer and give you written notice of such termination (as stated above), you will not have any claims against us for damages or lost profits resulting from such termination.

4.	The third sentence of Section 7 is hereby amended and restated in its entirety to read as follows:

At our sole option and cost, we may participate in the selection of counsel, defense and settlement of any Company Claim covered by this section 7, or may tender sole control over the defense or settlement of the Company Claim to you.

Nothing herein alters or amends any other section of the ESA agreement referenced above.

Please print and sign this amendment in duplicate and return two original copies to:

Microsoft Ireland Operations Limited (European Operations Centre)

The Atrium Building, Block B

Carmenhall Road

Sandyford Industrial Estate

Dublin 18, Ireland

Attn: Feargal O’Buachain, Channel Partner Contracts

All signed copies of this amendment will be deemed originals.

Microsoft Ireland Operations Ltd.

Directors: Matt Rossmeissl (US), Paul Rellis (IRL), Dermot Igoe (IRL), Joseph Macri (ITA; Aul), Kevin Fay (US)

Registered number: 256796        Registered Office: 30 Herbert Street, Dublin 2.        V.A.T. Reg No. IE 8256796 U

Microsoft European Operations Centre	Tel: +353 1 295 3826
The Atrium Building, Block B	Fax: +353 1 706 4110
Carmanhall Road
Sandyford Industrial Estate
Dublin 18
Ireland

IN WITNESS WHEREOF, the parties have executed this amendment as of the date set forth below.

MICROSOFT IRELAND OPERATIONS LIMITED	SOFTWARE SPECTRUM GmbH

By	By	/s/ R. M. Robati

Rhonda Robati
Name (Print)	Name (Print)

VP Operations EMEA
Title	Title

03 February 2005
Date	Date

Microsoft Ireland Operations Ltd.

Directors: Matt Rossmeissel (US), Paul Rellis (IRL), Dermot Igoe (IRL), Joseph Macri (ITA; Aul), Kevin Fay (US)

Registered number: 256796        Registered Office: 30 Herbert Street, Dublin 2.        V.A.T. Reg No. IE 8256796 U

Microsoft European Operations Centre	Tel: +353 1 295 3826
The Atrium Building, Block B	Fax: +353 1 706 4110
Carmanhall Road
Sandyford Industrial Estate
Dublin 18
Ireland

IN WITNESS WHEREOF, the parties have executed this amendment as of the date set forth below.

MICROSOFT IRELAND OPERATIONS LIMITED		SOFTWARE SPECTRUM GmbH

By	/s/ Chris Black	By	/s/ R. M. Robati

Chris Black		Rhonda Robati
Name (Print)		Name (Print)

Manager, Contracts & Rebates		VP Operations EMEA
Title		Title

03 February 2005
Date 21 February 2005		Date

Microsoft Ireland Operations Ltd.

Directors: Matt Rossmeissel (US), Paul Rellis (IRL), Dermot Igoe (IRL), Joseph Macri (ITA; Aul), Kevin Fay (US)

Registered number: 256796        Registered Office: 30 Herbert Street, Dublin 2.        V.A.T. Reg No. IE 8256796 U